UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14A-6 (E)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12


                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

   (Name of Registrant As Specified in its Agreement and Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

GRAPHIC:
TS&W THOMPSON, SIEGEL & WALMSLEY LLC
INVESTMENT MANAGEMENT
                                            GRAPHIC:
                                            CLAYMORE(R)
                                            A GUGGENHEIM PARTNERS COMPANY

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                           2455 CORPORATE WEST DRIVE
                              LISLE,ILLINOIS 60532

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 19, 2010
--------------------------------------------------------------------------------

          Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and the holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with Common Shares, "Shares"), of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund"), that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, July 19, 2010, at 12:00 p.m., Noon, Central time. The Annual Meeting is being held for the following purposes:

1.        To elect Trustees in the following manner:

          (a) to elect one Trustee as a Class III Trustee by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2013 annual meeting of shareholders or until a successor shall have been elected and qualified;

          (b) to elect one Trustee as a Class III Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2013 annual meeting of shareholders or until a successor shall have been elected and qualified.

2. To act on a shareholder proposal, if properly presented at the meeting.

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.


          THIS IS A VERY IMPORTANT ANNUAL MEETING OF THE FUND. A SHAREHOLDER HAS NOTIFIED THE FUND OF ITS INTENT TO NOMINATE CANDIDATES FOR ELECTION AS TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH TRUSTEE NOMINEE NOMINATED BY THE BOARD AS SET FORTH

IN THE ACCOMPANYING PROXY STATEMENT. THE BOARD STRONGLY URGES YOU NOT TO VOTE FOR ANY TRUSTEE NOMINEE PUT FORWARD BY A SHAREHOLDER. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST A SHAREHOLDER PROPOSAL REGARDING ANNUAL TERMS FOR DIRECTORS, IF THE PROPOSAL IS PROPERLY PRESENTED AT THE MEETING.

          The Board has fixed the close of business on March 23, 2010 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

          It is important that your Shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed White Proxy Card in the postage-paid envelope provided or vote your proxy via telephone or the Internet pursuant to the instructions on the enclosed White Proxy Card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

          THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY A SHAREHOLDER. If you have previously returned a proxy card sent to you by a shareholder, you may change your vote by completing, signing, dating and returning the enclosed White Proxy Card in the postage-paid envelope provided or by recording your voting instructions via telephone or the Internet pursuant to the instructions on the enclosed White Proxy Card.

                                By order of the Board of Trustees,

                                /s/ J. Thomas Futrell
                                J. Thomas Futrell
                                Chief Executive Officer

Lisle, Illinois
June 11, 2010

                             YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE YOUR PROXY VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR WHITE PROXY CARD OR VOTE YOUR PROXY VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD PROMPTLY.

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 19, 2010

          This proxy statement ("Proxy Statement") is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and the holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with Common Shares, "Shares"), of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Monday, July 19, 2010, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 19, 2010, at 12:00 p.m., Noon, Central time.

          This Proxy Statement gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission ("SEC"). You may contact the Fund's proxy information line at (800) 399-1581 with any questions about the Proxy Statement or with questions about how to cast your vote.

          THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO CLAYMORE SECURITIES, INC., 2455 CORPORATE WEST DRIVE, LISLE, ILLINOIS 60532, (866) 882-0688.

          The Notice of Annual Meeting, this Proxy Statement and the enclosed White Proxy Card are first being sent to the Fund's shareholders on or about June 11, 2010.

o         WHY IS A SHAREHOLDER MEETING BEING HELD?

          The Fund's Common Shares are listed on the New York Stock Exchange (the "NYSE"), under the ticker symbol "TYW", which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

o         WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

          Shareholders of the Fund are being asked to vote on the following proposals at the Annual Meeting:

          1.        To elect Trustees in the following manner:

          (a) to elect one Trustee as a Class III Trustee (Mr. Steven D. Cosler is the nominee) by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2013 annual meeting of shareholders or until a successor shall have been elected and qualified;

          (b) to elect one Trustee as a Class III Trustee (Mr. Ronald E. Toupin, Jr. is the nominee) by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2013 annual meeting of shareholders or until a successor shall have been elected and qualified.

2.        To act on a shareholder proposal, if properly presented at the Annual
          Meeting.

o         WILL YOUR VOTE MAKE A DIFFERENCE?

          YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

          This is a very important Annual Meeting of the Fund. A shareholder has notified the Fund of its intent to nominate candidates for election as Trustees of the Fund. The Board has nominated Mr. Steven D. Cosler and Mr. Ronald E. Toupin, Jr. for re-election as Class III Trustees. Mr. Cosler has served as a Trustee of the Fund since 2005. Mr. Toupin has served as a Trustee of the Fund since the commencement of the Fund's operations in 2004 and currently serves as the chairperson of the Board of Trustees. The Board strongly believes that Mr. Cosler and Mr. Toupin are better qualified to serve as Trustees of the Fund than the shareholder's proposed nominees and will better serve the interests of all shareholders. The Board strongly urges you not to vote for any trustee nominee put forward by a shareholder.

o         WHO IS ASKING FOR YOUR VOTE?

          The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Monday, July 19, 2010, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

o         HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSALS?

          With respect to Proposal 1(a), the Board, including the Independent Trustees, unanimously recommends that shareholders vote "FOR" the nominee of the Board (Mr. Steven D. Cosler). With respect to Proposal 1(b), the Board, including the Independent Trustees, unanimously recommends that holders of Preferred Shares vote "FOR" the nominee of the Board (Mr. Ronald E. Toupin, Jr.).

          The Board strongly urges you not to vote for any trustee nominee put forward by a shareholder.

          With respect to Proposal 2, The Board, including the Independent Trustees, unanimously recommends that you vote "AGAINST" the shareholder proposal, if properly presented at the Annual Meeting.

o         WHO IS ELIGIBLE TO VOTE?

          Shareholders of record of the Fund at the close of business on March 23, 2010 (the "Record Date") are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shareholders will be entitled to one vote on each matter to be voted for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting.

o         HOW DO YOU VOTE YOUR SHARES?

          Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed White Proxy Card in the postage-paid envelope provided or vote your proxy via telephone or the Internet pursuant to the instructions on the enclosed White Proxy Card so your Shares will be represented at the Annual Meeting. Information regarding how to vote your proxy via telephone or the Internet is included on the enclosed White Proxy Card. The required control number for Internet and telephone voting is printed on the enclosed proxy White Proxy Card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund's proxy information line at (800) 399-1581 to obtain directions to the site of the Annual Meeting.

          All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF YOU SIGN THE WHITE PROXY CARD, BUT DON'T FILL IN A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies' discretion.

          Shareholders who execute proxy cards or vote their proxies via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

          Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposals. Under current interpretations of the New York Stock Exchange (the "NYSE"), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

          Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting.

          THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY A SHAREHOLDER. If you have previously returned a proxy card sent to you by a shareholder, you may change your vote by completing, signing, dating and returning the enclosed White Proxy Card in the postage-paid envelope provided or by voting your proxy via telephone or the Internet pursuant to the instructions on the enclosed White Proxy Card.

          You may contact the Fund's proxy information line at (800) 399-1581 with any questions about the Proxy Statement or with questions about how to cast your vote.

o         WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

          With respect to Proposal 1(a), the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

          With respect to Proposal 1(b), the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee.

          With respect to Proposal 2, if the shareholder proposal is properly presented at the Annual Meeting, a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present will be necessary to approve the proposal.

o         HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD DATE?

          At the close of business on the Record Date, the Fund had 15,407,000 Common Shares and 4,200 Preferred Shares outstanding.

PROPOSAL 1: ELECTION OF TRUSTEES

          The Fund's Common Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect to Trustees in the following manner:

1(a): To elect one Trustee as a Class III Trustee (Mr. Steven D. Cosler is the nominee) by holders of Common Shares and Preferred
      Shares voting together as a single class, to serve until the Fund's 2013 annual meeting of shareholders or until a successor shall have been elected and qualified.

1(b): To elect one Trustee as a Class III Trustee (Mr. Ronald E.
      Toupin, Jr. is the nominee) by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2013 annual meeting of shareholders or until a successor shall have been elected and qualified.

COMPOSITION OF THE BOARD OF TRUSTEES

          The Trustees of the Fund are classified into three classes: Class I Trustees, Class II Trustees and Class III Trustees.

          CLASS I TRUSTEES

          - Mr. Randall C. Barnes and Mr. Robert M. Hamje are the Class I Trustees. The term of the Class I Trustees of the Fund will continue until the Fund's 2011 annual meeting of shareholders or until successors shall have been elected and qualified.

          CLASS II TRUSTEES

          - Mr. Matthew J. Appelstein, Mr. L. Kent Moore* and Mr. Ronald A. Nyberg are the Class II Trustees. The term of the Class II Trustees of the Fund will continue until the Fund's 2012 annual meeting of shareholders or until successors shall have been elected and qualified.

          CLASS III TRUSTEES

          - Mr. Steven D. Cosler and Mr. Ronald E. Toupin, Jr.* are the Class III Trustees. Messrs. Cosler and Toupin are standing for election at the Annual Meeting. If elected, the term of the Class III Trustees will continue until the Fund's 2013 annual meeting of shareholders or until successors shall have been elected and qualified.

          -------------------
          * Designated as Trustee representing holders of Preferred Shares.

          Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each trustee nominee elected at the annual meeting as a Class III

Trustee of the Fund will hold office until the Fund's 2013 annual meeting of shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the trustee nominees named above pursuant to Proposal 1. Each trustee nominee nominated by the Board has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

          Mr. Ronald E. Toupin, Jr. is standing for election at the Annual Meeting by holders of Preferred Shares voting as a separate class. Mr. Nicholas Dalmaso, who previously served as a class III Trustee elected by holders of Preferred Shares voting as a separate class, resigned from the Board of Trustees in 2009. Following the resignation of Mr. Dalmaso, the Trustees reduced the size of the Board from seven to six and designated Mr. Ronald E. Toupin, Jr. to stand for election at the Annual Meeting by holders of Preferred Shares voting as a separate class.

TRUSTEES

          Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) is indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser"), or the Fund's sub-advisers, SMC Fixed Income Management, LP ("SMC") and Thompson, Siegel & Walmsley LLC ("TS&W" and together with SMC, the "Sub-Advisers") and comply with the definition of "independent" (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended) (the "Independent Trustees").

          The Fund is part of a fund complex (referred to herein as the "Fund Complex") that consists of U.S. registered investment companies advised or serviced by the Adviser or its affiliates. As of the date of this Proxy Statement, the Fund Complex is composed of 14 closed-end funds, including the Fund, and 41 exchange-traded funds. The Fund Complex is overseen by multiple boards of trustees.

                                 TERM OF                                                                OTHER
                                OFFICE(2)                                              NUMBER OF    DIRECTORSHIPS
                                  AND                                                PORTFOLIOS IN     HELD BY
                    POSITION(S) LENGTH                                              FUND COMPLEX       TRUSTEE
NAME, ADDRESS(1)    HELD WITH    OF TIME        PRINCIPAL OCCUPATION                 OVERSEEN BY   DURING THE PAST
AND AGE               FUND       SERVED       DURING THE PAST FIVE YEARS               TRUSTEE        FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Randall C. Barnes    Trustee    Trustee    Private Investor. Formerly, Senior Vice         50       None.
Year of birth: 1951             since 2005 President & Treasurer (1993-1997), President,
                                           Pizza Hut International (1991-1993) and
                                           Senior Vice President, Strategic Planning and
                                           New Business Development (1987-1990)
                                           of PepsiCo, Inc.

Steven D. Cosler(3)  Trustee    Trustee    Formerly, President (2001-2005), Chief           2      Director, Cydex
Year of birth: 1955             since 2005 Executive Officer and Director (2002-2005),             Pharmaceuticals,
                                           Chief Operating Officer (2000-2002) and                 Inc. (2005-present),
                                           Executive Vice President (1997-2001) of                 CCS Medical
                                           Priority Healthcare Corporation.                        (2006-2010),
                                                                                                   Access Mediquip
                                                                                                   (2006-present),
                                                                                                   SXC Health
                                                                                                   Solutions (2007-
                                                                                                   present),
                                                                                                   CareCentrix
                                                                                                   (2008-present),
                                                                                                   Healthplan
                                                                                                   Holdings (2008-
                                                                                                   present)

Robert M. Hamje      Trustee    Trustee    Formerly, President and Chief Investment         2      Trustee, funds
Year of birth: 1942             since 2004 Officer of TRW Investment Management                    in the Old
                                           Company (1990-2003).                                    Mutual Funds
                                                                                                   complex (2004 -
                                                                                                   present).

L. Kent Moore        Trustee    Trustee    Owner, Eagle River Ventures, LLC                 2      Trustee, funds
Year of birth: 1955             since 2004 (1999-present). Previously, Partner at                  in the Old
                                           WillSource Enterprise (2005-2006),                      Mutual Funds
                                           Managing Director High Sierra Energy                    complex
                                           L.P. (2004-2005), Portfolio Manager and                 (2004-present),
                                           Vice President of Janus Capital Corp.                   American
                                           (2000-2002) and Senior Analyst/Portfolio                Midstream
                                           Manager of Marsico Capital Management                   Partners, LLC
                                           (1997-1999).                                            (2009-present)

Ronald A. Nyberg     Trustee    Trustee    Partner of Nyberg & Cassioppi, LLC, a           53      None.
Year of birth: 1953             since 2004 law firm specializing in Corporate Law, Estate
                                           Planning and Business Transactions (2000-present).
                                           Formerly, Executive Vice President, General
                                           Counsel and Corporate Secretary of Van
                                           Kampen Investments (1982-1999).

Ronald E.            Trustee    Trustee    Formerly, Vice President, Manager and           50      None.
Toupin, Jr.(3)                  since 2004 Portfolio Manager of Nuveen Asset Management
Year of birth: 1958                        (1998-1999), Vice President of Nuveen
                                           Investment Advisor Corporation (1992-1999),
                                           Vice President and Manager of Nuveen Unit
                                           Investment Trusts (1991-1999) and Assistant
                                           Vice President and Portfolio Manager of Nuveen
                                           Unit Investment Trusts (1988-1999), each of
                                           John Nuveen & Company, Inc. (1982-1999).

                               TERM OF                                                             OTHER
                               OFFICE(2)                                        NUMBER OF      DIRECTORSHIPS
                                AND                                             PORTFOLIOS IN     HELD BY
                    POSITION(S) LENGTH                                         FUND COMPLEX       TRUSTEE
NAME, ADDRESS(1)    HELD WITH  OF TIME        PRINCIPAL OCCUPATION              OVERSEEN BY   DURING THE PAST
AND AGE               FUND     SERVED       DURING THE PAST FIVE YEARS            TRUSTEE        FIVE YEARS
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
Matthew J.
Appelstein(T)        Trustee  Trustee    Executive Vice President, head of             2      Trustee, funds
Year of birth: 1961           since 2005 Sales and Marketing, Old Mutual Asset                in the Old
                                         Management (2003-present).                           Mutual Funds
                                                                                              complex.

---------------
(T) "Interested person" of the Fund as defined in the 1940 Act. Mr. Appelstein is an interested person of the Fund because he is an officer of Old Mutual Asset Management, the parent company of TS&W.

(1) The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2) Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves.

(3) Nominee for election as a Trustee at the Annual Meeting.


TRUSTEE QUALIFICATIONS

          The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management.

          The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund's business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          Matthew J. Appelstein. Mr. Appelstein has served as a Trustee of the Fund and another fund in the Claymore Fund Complex since 2005. Through his service as a Trustee of the Fund, his service on other public company boards, including other investment company boards, his experience as Executive Vice President of Old Mutual Asset Management, an investment services company, and his prior experience, including Senior Vice President of Fidelity Management Trust Company, also an investment services company, Mr. Appelstein is experienced in financial, investment, technology and regulatory matters.

          Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund and other funds in the Claymore Fund Complex since 2003. Mr. Barnes also serves on the board of certain Claymore sponsored Canadian funds. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

          Steven D. Cosler. Mr. Cosler has served as a Trustee of the Fund and another fund in the Claymore Fund Complex since 2005. Through his service as a Trustee of the Fund, his service on other public and private company boards, and his prior experience, including President and Chief Executive Officer of Priority Healthcare Corporation, Mr. Cosler is experienced in financial, investment and regulatory matters.

          Robert M. Hamje. Mr. Hamje has served as a Trustee of the Fund and another fund in the Claymore Fund Complex since 2004. Through his service as a Trustee of the Fund, his service on other public company boards, including funds in another investment company complex, and his prior experience, including President and Chief Investment Officer of TRW Investment Management Company, Mr. Hamje is experienced in financial, investment and regulatory matters.

          L. Kent Moore. Mr. Moore has served as a Trustee of the Fund and another fund in the Claymore Fund Complex since 2004. Through his service as a Trustee of the Fund and funds in another investment company complex and his experience as an analyst, portfolio manager and principal at both Janus Capital and Marsico Capital Management, Mr. Moore is experienced in financial, investment and regulatory matters.

          Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund and other funds in the Claymore Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

          Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund and other funds in the Claymore Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

          Each Trustee also now has considerable familiarity with the Fund, the Adviser, the Sub-Advisers and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund.

EXECUTIVE OFFICERS

          The following information relates to the executive officers of the Fund who are not Trustees. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Advisers or affiliates of the Adviser or the Sub-Advisers and may receive compensation in such capacities.

                                    TERM OF
                                  OFFICE(2) AND
                                    LENGTH
NAME, ADDRESS(1)                    OF TIME            PRINCIPAL OCCUPATION DURING
AND AGE               TITLE         SERVED                  THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
J. Thomas Futrell     Chief         Since 2008    Senior Managing Director, Chief Investment
Year of birth: 1955   Executive                   Officer (2008-present) of Claymore Advisors,
                      Officer                     LLC and Claymore Securities, Inc.; Chief
                                                  Executive Officer of certain funds in the Fund
                                                  Complex. Formerly, Managing Director in
                                                  charge of Research (2000-2007) for Nuveen
                                                  Asset Management.

Kevin M. Robinson     Chief         Since 2008    Senior Managing Director, General Counsel
Year of birth: 1959   Legal                       and Corporate Secretary (2007-present) of
                      Officer                     Claymore Advisors, LLC and Claymore
                                                  Securities, Inc.; Chief Legal Officer of certain
                                                  funds in the Fund Complex. Formerly,
                                                  Associate General Counsel (2000-2007) of
                                                  NYSE Euronext, Inc. Formerly, Archipelago
                                                  Holdings, Inc. Senior Managing Director and
                                                  Associate General Counsel (1997-2000) of
                                                  ABN Amro Inc. Formerly, Senior Counsel in
                                                  the Enforcement Division (1989-1997) of the
                                                  U.S. Securities and Exchange Commission.

Steven M. Hill        Chief         Since 2004    Senior Managing Director of Claymore
Year of birth: 1964   Financial                   Advisors, LLC and Claymore Securities, Inc.
                      Officer,                    (2005- present). Formerly, Chief Financial
                      Chief                       Officer (2005-2006) Claymore Group Inc.
                      Accounting                  Managing Director of Claymore Advisors, LLC
                      Officer and                 and Claymore Securities, Inc. (2003-2005).
                      Treasurer                   Previously, Treasurer of Henderson Global
                                                  Funds and Operations Manager for Henderson
                                                  Global Investors (NA) Inc., (2002-2003);
                                                  Managing Director, FrontPoint Partners LLC
                                                  (2001- 2002); Vice President, Nuveen
                                                  Investments (1999-2001); Chief Financial
                                                  Officer, Skyline Asset Management LP, (1999);
                                                  Vice President, Van Kampen Investments and
                                                  Assistant Treasurer, Van Kampen mutual funds
                                                  (1989-1999).

Bruce Saxon           Chief         Since 2006    Vice President - Fund Compliance Officer of
Year of birth: 1957   Compliance                  Claymore Securities, Inc. (2006-present).
                      Officer                     Chief Compliance Officer of certain funds in
                                                  the Fund Complex. Chief Compliance
                                                  Officer/Assistant Secretary of Harris
                                                  Investment Management, Inc. (2003-2006).
                                                  Director-Compliance of Harrisdirect LLC
                                                  (1999-2003).

Mark E. Mathiasen     Secretary     Since 2008    Vice President; Assistant General Counsel
Year of birth: 1978                               of Claymore Group Inc. (2007-present).
                                                  Secretary of certain funds in the Fund
                                                  Complex. Previously, Law Clerk, Idaho State
                                                  Courts (2003-2006).

                                   TERM OF
                                  OFFICE(2) AND
                                    LENGTH
NAME, ADDRESS(1)                    OF TIME            PRINCIPAL OCCUPATION DURING
AND AGE               TITLE         SERVED                  THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------
Vincent R. Giordano   Vice         Since 2004     Senior Managing Director of SMC Fixed
Year of Birth: 1944   President                   Income Management, LP (2006-present).
                                                  Formerly, Senior Managing Director of
                                                  Claymore Advisors, LLC (2004-2006); Senior
                                                  Vice President and Portfolio Manager of
                                                  Merrill Lynch Asset Management, Inc.
                                                  (1985-2001).

George Gregorio       Vice         Since 2004     Managing Director of SMC Fixed Income
Year of Birth: 1948   President                   Management, LP (2006-present). Formerly,
                                                  Managing Director of Claymore Advisors, LLC
                                                  (2004-2006); Sell Side Analyst for JB Hanauer
                                                  & Co. (1996-2003).

Roberto W. Roffo      Vice         Since 2004     Managing Director of SMC Fixed Income
Year of Birth: 1965   President                   Management, LP (2006-present). Formerly,
                                                  Managing Director of Claymore Advisors, LLC
                                                  (2003-2006); Director and Vice President of
                                                  Merrill Lynch Investment Managers (1992-2003)

Elizabeth H. Hudson   Assistant    Since 2009     Assistant General Counsel of Claymore Group
Year of birth: 1980   Secretary                   Inc. (2009-present). Assistant Secretary of
                                                  certain funds in the Fund Complex. Previously,
                                                  associate at Bell, Boyd & Lloyd LLP (nka
                                                  K&L Gates LLP) (2007-2008). J.D.,
                                                  Northwestern University (2004-2007).

Melissa J. Nguyen     Assistant    Since 2006     Vice President, Assistant General Counsel of
Year of birth: 1978   Secretary                   Claymore Group Inc. (2005-present). Secretary
                                                  of certain funds in the Fund Complex. Formerly,
                                                  Associate, Vedder Price P.C. (2003-2005).

James Howley          Assistant    Since 2007     Vice President, Fund Administration of
Year of birth: 1972   Treasurer                   Claymore Securities, Inc. (2004-present).
                                                  Assistant Treasurer of certain funds in the
                                                  Fund Complex. Previously, Manager, Mutual
                                                  Fund Administration of Van Kampen
                                                  Investments, Inc.

Donald P. Swade       Assistant    Since 2008     Vice President, Fund Administration (2006-
Year of birth: 1972   Treasurer                   present) of Claymore Advisors, LLC and
                                                  Claymore Securities, Inc.; Assistant Treasurer
                                                  of certain funds in the Fund Complex.
                                                  Formerly, Manager-Mutual Fund Financial
                                                  Administration (2003-2006) for Morgan
                                                  Stanley/Van Kampen Investments.

Mark J. Furjanic      Assistant    Since 2008     Vice President, Fund Administration-Tax
Year of birth: 1959   Treasurer                   (2005-present) of Claymore Advisors, LLC and
                                                  Claymore Securities, Inc.; Assistant Treasurer
                                                  of certain funds in the Fund Complex.
                                                  Formerly, Senior Manager (1999-2005) for
                                                  Ernst & Young LLP.

---------------
(1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.
(2) Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

BOARD LEADERSHIP STRUCTURE

          The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund's day-today operations are managed by the Adviser, the Sub-Advisers and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom (including the chairperson) are classified as Independent Trustees and one of whom is classified as an interested person of the Fund ("Interested Trustee"). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

          The Board has appointed an Independent Trustee as chairperson, Ronald
E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers, review the Fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.

BOARD COMMITTEES

          The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Governance Committee.

          Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald
A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards. Mr. Barnes serves as chairperson of the Audit Committee.

          The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by NYSE listing standards.

          The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on April 20, 2010 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Audit Committee Charter is attached as Appendix B hereto.

          The Audit Committee presents the following report on behalf of the
          Fund:

          The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

          Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee.

          The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on April 16, 2009 (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund's Nominating and Governance Committee Charter was attached as Appendix B to the Fund's 2009 proxy statement.

          The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund's advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to) such Fund's Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

          A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the Fund as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

          The Nominating and Governance Committee will consider Trustee candidates recommended by the Fund's shareholders. The Nominating and Governance Committee will consider and evaluate Trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

          In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

          To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates" that are set forth as Appendix B to the Nominating and Governance Committee Charter, which was attached as Appendix B to the Fund's 2009 Proxy Statement. Shareholder recommendations must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

          The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

BOARD'S ROLE IN RISK OVERSIGHT

          Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Fund, the Adviser, the Sub-Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of the Fund's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.


          The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund's compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund's performance. In addition, the Board receives reports from the Adviser and Sub-Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund's securities, which the Board and the Audit Committee periodically review. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

SHAREHOLDER COMMUNICATIONS

          Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board of Trustees or the Trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

          As of March 23, 2010, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                                                   AGGREGATE DOLLAR RANGE OF
                        DOLLAR RANGE OF EQUITY    EQUITY SECURITIES OVERSEEN BY
NAME OF TRUSTEE         SECURITIES IN THE FUND    TRUSTEE IN THE FUND COMPLEX
-------------------------------------------------------------------------------
Independent Trustees:
Randall C. Barnes          $10,001-$50,000               Over $100,000
Steven D. Cosler           $10,001-$50,000              $10,001-$50,000
Robert M. Hamje            $10,001-$50,000              $10,001-$50,000
L. Kent Moore               Over $100,000                Over $100,000
Ronald A. Nyberg              $1-$10,000                 Over $100,000
Ronald E. Toupin, Jr.           None                          None
Interested Trustees:
Matthew Appelstein              None                          None

          As of March 23, 2010, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of each class of outstanding Shares of the Fund.

BOARD MEETINGS

          During the Fund's fiscal year ended December 31, 2009, the Board held 7 meetings, the Audit Committee held 3 meetings and the Nominating and Governance Committee held 5 meetings.

          Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's fiscal year ended December 31, 2009. It is the Fund's policy to encourage Trustees to attend annual meetings of shareholders.

TRUSTEE COMPENSATION

          The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, a Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and the chairman of any committee of the Board. The following table provides information regarding the compensation of the Fund's Trustees for the Fund's fiscal year ended December 31, 2009. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

                        COMPENSATION       TOTAL COMPENSATION
NAME OF TRUSTEE(1)      FROM THE FUND    FROM THE FUND COMPLEX
--------------------------------------------------------------
Randall C. Barnes          $27,000              $251,750
Steven D. Cosler           $24,000               $48,000
Robert M. Hamje            $24,000               $47,000
L. Kent Moore              $25,500               $50,000
Ronald A. Nyberg           $27,000              $357,875
Ronald E. Toupin, Jr.      $30,000              $301,375


-----------

(1) Trustees not eligible for compensation are not included in the above table.

ADDITIONAL INFORMATION ABOUT THE SOLICITATION

          At the Annual Meeting, shareholders will elect one Trustee as a Class III Trustee by holders of Preferred Shares voting as a separate class and one Trustee as a Class III Trustee by holders of Common Shares and Preferred Shares voting as a single class, each to serve until the Fund's 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

          The Nominating and Governance Committee unanimously determined to recommend the nomination of Mr. Steven D. Cosler, who has served as a Trustee of the Fund since 2005, and Mr. Ronald E. Toupin, Jr., who has served as a Trustee of the Fund since the commencement of the Fund's operations in 2004, for re-election as Class III Trustees. The Board received and reviewed the recommendation of the Nominating and Governance Committee and unanimously determined to nominate Mr. Cosler and Mr. Toupin for re-election as Class III Trustees.

          On April 26, 2010, the Fund received a communication from Western Investment LLC ("Western") notifying the Fund of its intent to nominate candidates for election as Class III Trustees at the Annual Meeting. The Board and the Nominating and Governance Committee reviewed the communication received from Western, including information regarding the qualifications of the proposed candidates. The Nominating and Governance Committee and the Board continue to support the nomination of Mr. Cosler and Mr. Toupin and unanimously recommend that all shareholders vote "FOR" the election of Mr. Cosler as a Class III Trustee and that holders of Preferred Shares vote "FOR" the election of Mr. Toupin as a Class III Trustee on the enclosed White Proxy Card.

          You may receive solicitation materials from Western seeking your proxy to vote for its trustee nominees. THE BOARD STRONGLY URGES YOU NOT TO VOTE FOR ANY TRUSTEE NOMINEE PUT FORWARD BY WESTERN OR ANY SHAREHOLDER AND NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY WESTERN OR ANY SHAREHOLDER.

          Appendix A to this Proxy Statement sets forth certain information relating to the Fund's Trustees, executive officers and certain other persons who may be deemed to be "participants" in the solicitation of proxies.

SHAREHOLDER APPROVAL

          With respect to Proposal 1(a), the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. The holders of Common Shares and the holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote together as a single class with respect to Proposal 1(a). Votes withheld will have the same effect as votes against Proposal 1(a). Votes withheld will have the same effect as votes against Proposal 1(a). "Broker non-votes" (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on Proposal 1(a).

          With respect to Proposal 1(b), the affirmative vote of a majority of the Preferred Shares present in person or represented by proxy at the Annual Meeting at which a quorum is present is necessary to approve the proposal. The holders of Preferred Shares will have equal voting rights (i.e. one vote per Share) and will vote as a separate class with respect to Proposal 1(b). Votes withheld and broker non-votes will have the same effect as votes against Proposal 1(b).

BOARD RECOMMENDATION

          With respect to Proposal 1(a), the Board, including the Independent Trustees, unanimously recommends that shareholders vote "FOR" the nominee of the Board (Mr. Steven D. Cosler). With respect to Proposal 1(b), the Board, including the Independent Trustees, unanimously recommends that holders of Preferred Shares vote "FOR" the nominee of the Board (Mr. Ronald E. Toupin, Jr.). The Board strongly urges you not to vote for any trustee nominee put forward by a shareholder.

PROPOSAL 2: SHAREHOLDER PROPOSAL

          A beneficial owner of Common Shares of the Fund (the "proponent") has informed the Fund that it intends to present a proposal for action at the Meeting. The proponent's name and address and the number of shares owned by the proponent will be furnished by the Secretary of the Fund upon request. In accordance with SEC regulations, the Fund is including the following shareholder proposal plus any supporting statement exactly as submitted by the proponent.

          PROPOSAL:

          RESOLVED, that the shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund ("TYW") hereby request that the Board of Trustees of TYW (the "Board") take the necessary steps to declassify the Board so that all trustees are elected on an annual basis. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees.

          SUPPORTING STATEMENT:

          We believe the annual election of all trustees encourages board accountability to its shareholder constituents. This view is shared by many others, and we believe is generally held to be the standard for corporate governance best practices. In fact, Glass, Lewis & Co. and Risk Metrics Group, two of the leading proxy advisory firms, and The Council of Institutional Investors, a nonprofit association of public, union and corporate pension funds with combined assets that exceed $3 trillion, all recommend that all members of the board be elected annually.

          Currently, the Board is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board is strong proof the Board is not acting in the best interests of shareholders. A classified board protects the incumbents, which in turn dilutes the voice of shareholders and limits board accountability to shareholders.

          IN THIS DIFFICULT MARKET AND ECONOMIC ENVIRONMENT, ACCOUNTABILITY FOR PERFORMANCE MUST BE GIVEN TO THE SHAREHOLDERS WHOSE CAPITAL HAS BEEN ENTRUSTED IN THE FORM OF SHARE INVESTMENTS IN TYW. Under this Board, TYW has:

          o         TRADED AT AN EXCESSIVE DISCOUNT TO NET ASSET VALUE ("NAV").
                    TYW's shares have traded at a persistent and excessive discount to its per share NAV, frequently over 12% during the past two years, bottoming out at an incredible 31.8% discount to NAV on October 10, 2008.

          o MAINTAINED EXCESSIVE LEVERAGE. TYW has suffered large losses due, in part, to high leverage. This decision to incur leverage further hurt shareholders through increased management fees.

          o FAILED TO CONDUCT ACCRETIVE SHARE REPURCHASES. This Board has failed to conduct repurchases of TYW's common stock, which would have been accretive to NAV and earnings per share, to address the double-digit discount to NAV at which TYW has consistently traded.

          WE BELIEVE THIS BOARD'S ACTIONS ARE CONSISTENT WITH MAXIMIZING MANAGEMENT FEES RATHER THAN SHAREHOLDER VALUE. Enacting this proposal would provide shareholders with the opportunity to annually evaluate and weed out ineffective trustees, which would, we believe, keep the Board focused on maximizing shareholder value, its true responsibility.

          For a greater voice in the corporate governance of TYW and to increase the accountability of the Board to shareholders, we urge you to vote FOR this proposal to declassify the Board.

STATEMENT OF THE BOARD IN OPPOSITION TO THE SHAREHOLDER PROPOSAL (PROPOSAL 2)

          THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 2.

          After careful consideration, the Board has determined that it is in the best interests of the Fund and its shareholders to maintain a classified board. The Board believes that adopting the proposal would not be in the best interests of the Fund's shareholders.

          As stated in the Fund's prospectus in its initial public offering, common shares of the Fund are designed primarily for long-term investors seeking to achieve the Fund's investment objectives, and the Fund should not be viewed as a vehicle for trading purposes. Since the Fund's inception, the Board has been cognizant of seeking to protect the long-term interests of all shareholders of the Fund. The Board does not believe that a staggered board is in any way indicative that the Board is not acting in the best interest of shareholders. Six of the seven current trustees of the Fund are independent from Fund management. The Board believes that the current trustees have deep governance experience in the mutual fund industry, top-shelf business and investment experience, commitment to acting in the best interests of shareholders, and a track record of seeking to protect the long-term interests of all shareholders of the Fund. The Board continues to evaluate various options to maximize long-term value for all shareholders of the Fund, but does not believe that the proposal would achieve this objective.

          The Board believes that the following factors support the conclusion that maintaining a classified board would be in the best interests of the Fund's shareholders:

          THE CURRENT METHOD OF ELECTING TRUSTEES FOR STAGGERED TERMS PROVIDES CONTINUITY AND STABILITY IN THE SUPERVISION OF MANAGEMENT OF THE BUSINESS AND AFFAIRS OF THE FUND. A classified board promotes continuity of experience and an orderly succession of trustees, which in turn, increases the stability of the Fund and encourages long-term perspective. It ensures that a majority of trustees at any given time will have prior experience with and in-depth knowledge of the Fund, its service providers and its objectives, policies and strategies, and will be positioned to make decisions that are best for the Fund and its shareholders. Specifically, the Board believes that a classified board:

          o creates a more experienced Board that is better able to identify and accomplish long-term goals in supervising management of the Fund;

          o enhances the independence of Independent Trustees by providing them with an assured three year term of office rather than just a one year term;

          o strengthens the Fund's ability to attract and retain highly qualified trustees who are willing to make a multi-year commitment to the Fund and its shareholders and to develop a deep understanding of the Fund;

          o allows new trustees an opportunity to gain knowledge about the Fund from continuing trustees; and

          o helps to prevent abrupt changes in the Fund based on short-term objectives and the special interests of a select group of shareholders who might seek to implement an agenda contrary to the long-term interests of all shareholders.

          A critical component of a closed-end fund board's oversight responsibility is to protect the Fund's shareholders against potential conflicts of interest between the Fund and its service providers, which the Fund relies upon to carry out the Fund's day-to-day operations. The continuity provided by a classified board helps to ensure that the Board has the necessary knowledge and familiarity of the Fund's relationship with its service providers to ensure that the Board can properly focus on the performance of these entities under their respective contracts and monitor potential conflicts of interest that can arise between the Fund and its service providers.

          THE BENEFITS OF A CLASSIFIED BOARD STRUCTURE DO NOT COME AT THE COST OF TRUSTEES' ACCOUNTABILITY TO SHAREHOLDERS. The Fund's trustees' interests are specifically aligned with shareholders' interests through the fiduciary duty owed by board members to act in shareholders' best interests. All trustees are required by law to uphold their fiduciary duties to the Fund and its shareholders, regardless of the length of their term of office. The Board believes that a classified board in no way diminishes trustees' responsibilities and accountability to shareholders. Further, the Board believes that a classified board is not inconsistent with good corporate governance. Instead, the Board believes that good corporate governance depends primarily upon active and independent trustees who are experts in their fields, knowledgeable about critical aspects of the Fund's operations and skillful in serving as competent, alert overseers of Fund management.

          IMPLEMENTATION OF THE PROPOSAL WILL REQUIRE FURTHER ACTION BY THE BOARD AND SHAREHOLDERS. This shareholder proposal has been cast as a recommendation. The classified board structure is set forth in the Fund's Declaration of Trust, and declassification could only occur through an amendment to the Declaration of Trust. In order to declassify the Fund's Board, an amendment to the applicable provisions of the Declaration of Trust would need to be approved first by a majority of the trustees and then by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Shares outstanding, voting as separate classes or series, or if such amendment has been approved by 80% of the Trustees, by the lesser of the vote of (i) 67% or more of the outstanding voting securities of the Fund entitled to vote thereon present at the Annual Meeting or represented by proxy if holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Seeking and obtaining approval by the shareholders, if not at an annual meeting, would be expensive and would result in some delay in effecting the amendment. The costs of obtaining such approval of shareholders would be an expense of the Fund which would be borne by all shareholders.

          THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 2.

ADDITIONAL INFORMATION

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

          The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Votes withheld and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

          The Board has fixed the close of business on March 23, 2010 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

          Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed White Proxy Card in the postage-paid envelope provided or vote your proxy via telephone or the Internet pursuant to the instructions on the enclosed White Proxy Card so your Shares will be represented at the Annual Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed White Proxy Card. The required control number for Internet and telephone voting is printed on the enclosed White Proxy Card. The control number is used to match proxy cards with shareholders' respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund's proxy information line at
(800) 399-1581 to obtain directions to the site of the Annual Meeting.

          All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

          Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

          Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposals. Under current interpretations of the New York Stock Exchange (the "NYSE"), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares on Proposal 1. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions.

          THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY WESTERN OR ANY SHAREHOLDER. If you have previously returned a proxy card sent to you by Western or any shareholder, you may change your vote by completing, signing, dating and returning the enclosed White Proxy Card in the postage-paid envelope provided or by recording your voting instructions via telephone or the Internet pursuant to the instructions on the enclosed White Proxy Card.

          If you hold Shares in more than one account, you will receive a White Proxy Card for each account. To ensure that all of your Shares are voted, please sign, date and return the White Proxy Card for each account. To ensure shareholders have the Fund's latest proxy information and material to vote, the Board may conduct additional mailings prior to the date of the Annual Meeting, each of which will include a White Proxy Card regardless of whether you have previously voted. Only your latest dated proxy card will be counted.

          You may contact the Fund's proxy information line at (800) 399-1581 with any questions about the Proxy Statement or with questions about how to cast your vote.

ADVISER AND SUB-ADVISERS

          Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, acts as the Fund's investment adviser. As of March 31, 2010, Claymore entities have provided supervision, management and/or servicing on approximately $15.9 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore Advisors, LLC is a wholly-owned subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

          SMC Fixed Income Management, LP acts as the Fund's investment sub-adviser and is responsible for the day-to-day management of the Fund's portfolio of municipal securities. SMC is an affiliate of Spring Mountain Capital, LP, with its principal offices at 3 Independence Way, Suite 205, Princeton, New Jersey 08540. Spring Mountain is an investment management firm founded in July 2001 specializing in alternative investments and advisory services for both broad asset allocation and/or focused portfolios. As of March 31, 2010, SMC Fixed Income Management, LP has approximately $1.1 billion of municipal assets under management and advisement, including a closed-end fund, separately managed accounts and various Berkshire Hathaway insured unit investment trusts. As of March 31, 2010, Spring Mountain managed approximately $1 billion in total assets.

          Thompson, Siegel & Walmsley LLC acts as the Fund's investment sub-adviser and is responsible for the day-to-day management of the Fund's portfolio of equity and income securities. As of December 31, 2009, TS&W managed approximately $7.4 billion in total assets. TS&W is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W is a subsidiary of Old Mutual (US) Holdings Inc., a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2009, Old Mutual plc and its affiliates had approximately (GBP) 285 billion of assets under management. Old Mutual plc is a FTSE 100 listed company operating in 34 countries.

ADMINISTRATOR

          Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund's administrator.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Ernst & Young LLP ("E&Y") has been selected as the independent registered public accounting firm for the Fund by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's current fiscal year. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

          Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

AUDIT FEES

          The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended December 31, 2009 were approximately $40,500 and for the Fund's fiscal year ended December 31, 2008 were approximately $40,500.

AUDIT-RELATED FEES

          The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund's registration statements, comfort letters and consents) for the Fund's fiscal year ended December 31, 2009 were approximately $6,300 and for the Fund's fiscal year ended December 31, 2008 were approximately $6,300. E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such periods.

TAX FEES

          The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns) for the Fund's fiscal year ended December 31, 2009 were approximately $6,000 and for the Fund's fiscal year ended December 31, 2008 were approximately $6,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such periods.

ALL OTHER FEES

          Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's fiscal year ended December 31, 2008 and for the Fund's fiscal year ended December 31, 2007.

AGGREGATE NON-AUDIT FEES

          The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund's fiscal year ended December 31, 2009 were approximately $12,300 and for the Fund's fiscal year ended December 31, 2008 were approximately $12,300.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

          As noted above, the Audit Committee is governed by the Audit Committee Charter, which is attached as Appendix B hereto, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.


          IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


          IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any nonaudit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre- approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


          The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund for the fiscal years ended December 31, 2009 and December 31, 2008.

          None of the services described above for the Fund's fiscal years ended December 31, 2009 and December 31, 2008 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

PRINCIPAL SHAREHOLDERS

          As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:

                                         CLASS OF      SHARE    PERCENTAGE
SHAREHOLDER NAME AND ADDRESS              SHARES    HOLDINGS      OWNED
--------------------------------------------------------------------------
Western/Benchmark Group(1)               Common      903,612      5.8%
Western Investments, LLC
  7050 S. Union Park Center, Suite 590
  Midvale, Utah 84047
Benchmark Plus Management, L.L.C.
  820 A Street, Suite 700
  Tacoma, Washington 98402

Merrill Lynch & Co., Inc.(2)             Preferred     1,382     32.9%
  Merrill Lynch, Pierce, Fenner &
  Smith Incorporated
  4 World Financial Center
  New York, New York 10080

------------
(1) Based on information obtained from a Schedule 13D filed with the SEC on February 18, 2010.

(2) Based on information obtained from a Form 3 filed with the SEC on January 12, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the Fund's investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund's fiscal year ended December 31, 2009, all filings applicable to such persons were completed and filed in a timely manner.

PRIVACY PRINCIPLES OF THE FUND

          The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

          Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

          The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

          The Fund's Amended and Restated By-Laws (the "By-Laws") require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the Fund's By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund's principal executive offices.

          The notice must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a Trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person's written consent to being named as a nominee and to serving as a Trustee if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner, (ii) the class or series and number of Shares which are owned beneficially and of record by such shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares) that has been entered into as of the date of the shareholder's notice by, or on behalf of, such shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to Shares of the Fund, (v) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund's outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Trustee of the Fund.

          To be timely, the notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund).

          The foregoing description of the procedures for a shareholder properly to make a nomination for election as a Trustee or to propose other business for the Fund is only a summary and is not complete. A copy of the Fund's By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's By-Laws.

          Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with such annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by February 11, 2011. Proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the notice requirements of the Fund's By-Laws, not earlier than the close of business on March 21, 2011 nor later than the close of business on April 20, 2011 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act).

EXPENSES OF PROXY SOLICITATION

          As a result of the potential proxy solicitation by Western, the Fund may incur additional costs in connection with its solicitation of proxies. The cost of soliciting proxies will be borne by the Fund. The Fund estimates that the total expenditures relating to the Fund's proxy solicitation (other than salaries and wages of officers and employees of the Fund) will be approximately $121,000, of which approximately $10,000 has been incurred as of the date hereof. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained The Altman Group as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. The Altman Group has advised the Fund that approximately 20 of its employees will be involved in the solicitation of proxies by phone and mail on behalf of the Fund. Management of the Fund estimates that the fees payable to The Altman Group by the Fund will be approximately $103,000.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 19, 2010

This Proxy Statement is available on the Internet at www.proxyonline.com/docs/tyw.pdf.


OTHER MATTERS

          The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

          In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the Proposals are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such Proposal(s) to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                                Very truly yours,

                                /s/ J. Thomas Futrell

                                J. THOMAS FUTRELL
                                CHIEF EXECUTIVE OFFICER

June 11, 2010

APPENDIX A

                      INFORMATION CONCERNING PARTICIPANTS
                              IN THE SOLICITATION

          Under applicable SEC rules and regulations, members of the Board, the Board's nominees, and certain executive officers of the Fund may be deemed to be "participants" with respect to the Fund's solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who may be deemed to be "participants."

TRUSTEES AND NOMINEES

          The following sets forth the names of the Fund's Trustees and nominees who may be deemed to be "participants." The principal occupations or employment of the Fund's Trustees and nominees are set forth under "The
Proposals: Election of Trustees -- Trustees" in this Proxy Statement. The principal business address with respect to each Trustee's principal occupation or employment is set forth below.

Matthew K. Appelstein      200 Clarendon Street, 53rd floor,
                           Boston, Massachusetts 02116

Randall C. Barnes          2455 Corporate West Drive,
                           Lisle, Illinois 60532

Steven D. Cosler           2455 Corporate West Drive,
                           Lisle, Illinois 60532

Robert M. Hamje            2455 Corporate West Drive,
                           Lisle, Illinois 60532

L. Kent Moore              5460 South Quebec Street, #230,
                           Greenwood Village, Colorado 80111

Ronald A. Nyberg           1111 South Washington Street, Suite 100,
                           Naperville, Illinois 60540

Ronald E. Toupin, Jr.      2455 Corporate West Drive,
                           Lisle, Illinois 60532

EXECUTIVE OFFICERS

          The following sets forth the names of the Fund's executive officers who may be deemed "participants." The principal occupation of the named executive officers are set forth under "The Proposals: Election of Trustees -- Officers" in this Proxy Statement. The principal business address with respect to each executive officer's principal occupation or employment is set forth below.

J. Thomas Futrell           2455 Corporate West Drive,
                            Lisle, Illinois 60532

Kevin M. Robinson           2455 Corporate West Drive,
                            Lisle, Illinois 60532

Steven M. Hill              2455 Corporate West Drive,
                            Lisle, Illinois 60532

Bruce Saxon                 2455 Corporate West Drive,
                            Lisle, Illinois 60532

Vincent R. Giordano         3 Independence Way, Suite 205,
                            Princeton, New Jersey 08540

George Gregorio             3 Independence Way, Suite 205,
                            Princeton, New Jersey 08540

Robert W. Roffo             3 Independence Way, Suite 205,
                            Princeton, New Jersey 08540

James Howley                2455 Corporate West Drive,
                            Lisle, Illinois 60532

Donald P. Swade             2455 Corporate West Drive,
                            Lisle, Illinois 60532

Mark J. Furjanic            2455 Corporate West Drive,
                            Lisle, Illinois 60532

Mark E. Mathiasen           2455 Corporate West Drive,
                            Lisle, Illinois 60532

Melissa Nguyen              2455 Corporate West Drive,
                            Lisle, Illinois 60532

Elizabeth H. Hudson         2455 Corporate West Drive,
                            Lisle, Illinois 60532


INFORMATION REGARDING OWNERSHIP OF THE FUND'S SECURITIES BY PARTICIPANTS

          Except as described in this Appendix A or this Proxy Statement, none of the persons listed above under "Directors and Nominees" or "Executive Officers" owns any securities of the Fund of record which such person does not own beneficially. The number of Shares beneficially owned by Trustees, trustee nominees and the named officers as of March 23, 2010, is set forth below.

                           COMMON                 PREFERRED
NAME                    SHARES OWNED            SHARES OWNED
-------------------------------------------------------------------------------
Randall C. Barnes           1,416               None
Steven D. Cosler            2,000               None
George Gregorio             1,620               None
Vincent R. Giordano        39,329               None
Robert M. Hamje             3,800               None
L. Kent Moore               7,000               None
Ronald A. Nyberg              773               2


INFORMATION REGARDING TRANSACTIONS IN THE FUND'S SECURITIES BY PARTICIPANTS

          The following table sets forth purchases and sales during the past two years of the Fund's securities by the persons listed above under "Trustees and Nominees" and "Executive Officers," except for Common Shares acquired pursuant to the Fund's dividend reinvestment plan. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.


        SHARES PURCHASED OR SOLD (MARCH 23, 2008 THROUGH MARCH 23, 2010)

NAME                  DATE               # OF SHARES    TRANSACTION DESCRIPTION
-------------------------------------------------------------------------------
Vincent R. Giordano   October 7, 2008    15,000         Common Shares purchased
                      December 16, 2009  2,250          Common Shares sold
                      December 14, 2009  3,450          Common Shares sold
                      December 10, 2009  1,500          Common Shares sold

L. Kent Moore         September 12, 2008 6,000          Common Shares sold
                      September 26, 2008 5,000          Common Shares sold
                      December 3, 2008   4,000          Common Shares sold

Ronald A. Nyberg      May 1, 2008        650            Common Shares purchased
                      June 4, 2008       627            Common Shares sold


MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

          Except as described in this Appendix A or this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the "Participant Affiliates") is either a party to any transaction or series of transactions since January 1, 2009, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Fund or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Fund or any securities of any parent or subsidiary of the Fund, and (b) no participant owns any securities of the Fund of record but not beneficially.

          Except as described in this Appendix A or this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

          Except as described in this Annex A or this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2009 with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Appendix A or this Proxy Statement, and excluding any trustee or executive officer of the Fund acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as a Trustee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

                                                                      APPENDIX B

                                 CLAYMORE FUNDS

                            AUDIT COMMITTEE CHARTER

I.        PURPOSE

          The Audit Committee is a committee of the Board of the Trust (see Appendix A for a list of funds that have approved this Audit Committee Charter). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

          The Audit Committee serves as an independent and objective party to monitor the Trust's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust's financial statements; (2) the Trust's compliance with legal and regulatory requirements;
(3) the independent auditors' qualifications and independence; and (4) the performance of the Trust's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions (if any) and the Board.

          o Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

          o The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust's accounting, reporting and internal control practices.


          The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

          Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.       COMPOSITION

          The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

          o he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940; and

          o he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

          Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert" as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

          The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

          No member of the Audit Committee shall serve on the audit committee of more than three public companies with shares registered under the Securities Exchange Act of 1934, as amended, unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. For purposes of counting an Audit Committee member's audit committee service, service on the Trust's Audit Committee, together with other audit committees within the Claymore fund complex, shall count as one public company.

III.      MEETINGS

          The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

          As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.       RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties the Audit Committee shall:

          A. Charter

            Review this Charter, annually, and recommend changes, if any, to the Board.

          B. Internal Controls

          1. Review, annually, with Trust management and the independent auditors:

                    (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

                    (b) their separate evaluation of the adequacy and effectiveness of the Trust's system of internal controls, including those of the Trust's service providers.

          2. Review, with Trust management and the independent auditors:

                    (a) the Trust's plan related to the Trust's systems for accounting, reporting and internal controls;

                    (b) the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

                    (c) any significant audit findings or recommendations related to the Trust's systems for accounting, reporting and internal controls and Trust management's response.

          3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

          4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

          C. Independent Auditors

          1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

          2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                    (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

                    (a) the independent auditors' internal quality-control procedures;

                    (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and


                    (c) all relationships between the independent auditors and the Trust, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors' independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

                    In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

                    5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

                    6. On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

                    7. Review the management letter prepared by the independent auditors and Trust management's response.

          D. Financial Reporting Processes

                    1. If the Trust is a listed closed-end investment company,

                              (a) Review with Trust management and the
                    independent auditors, (i) the Trust's audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder and (ii) narrative disclosure analogous to the "Management's Discussion of Fund Performance," if any is included in such annual report to shareholders.

                              (b) Review with Trust management and the
                    independent auditors the Trust's semi-annual financial statements and narrative disclosure analogous to the "Management's Discussion of Fund Performance," if any is included in such semi-annual report to shareholders.

                              (c) Review the Trust's policy and procedures with
                    respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

          2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 114, including:

                    o the independent auditors' judgments about the quality, and not just the acceptability, of the Trust's accounting principles as applied in its financial reporting;

                    o the process used by Trust management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

                    o all significant adjustments arising from the audit, whether or not recorded by the Trust;

                    o when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

                    o any disagreements with Trust management regarding accounting or reporting matters;

                    o any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and

                    o significant deficiencies in the design or operation of internal controls.

          3. The independent auditors shall report, within 90 days prior to the filing of the Trust's annual financial statements with the SEC, to the Audit
Committee:

                    (a) all critical accounting policies and practices to be used;

                    (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

                    (c) other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

                    (d) all non-audit services provided to an entity in the "investment company complex" as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

          4. Review, annually, with Trust management and the independent auditors, the Trust's "disclosure controls and procedures" and the Trust's "internal control over financial reporting" as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

          5. Review with Trust management and the independent auditors a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management's most recent evaluation of the Trust's "disclosure controls and procedures" and "internal control over financial reporting."

          E. Process Improvements

          Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

          F. Legal and Compliance

          1. Review any legal or regulatory matters that arise that could have a material impact on the Trust's financial statements.

          2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

          3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

          G. Other Responsibilities

          1. Review, annually, the performance of the Audit Committee.

          2. If the Trust is a closed-end investment company, prepare the report required by Item 407(d)(3)(i) of Regulation S-K for inclusion in the Trust's proxy statement if the proxy statement relates to the election of Board members of the Trust.

          3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee's judgment, that is appropriate.

          4. Perform any other activities consistent with this Charter, the Trust's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.        FUNDING

          The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                           BACKGROUND AND DEFINITIONS
                                      FOR
                            AUDIT COMMITTEE CHARTER

          The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.        COMPOSITION

          An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and
(5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

          If the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II.       RESPONSIBILITIES AND DUTIES

          A. Pre-Approval Not Required

          Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

                    1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

                    2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

                    3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

          Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

                    1. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust's independent auditors by the Trust, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

                    2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

                    3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

          B.        Control Affiliate

          As used in Section IV.C.3, "control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

          C.        Prohibited Non-Audit Services

          Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in
Section IV.C.2, these prohibited non-audit services would include:

                    1. bookkeeping or other services related to the accounting records or financial statements of the Trust;

                    2. financial information systems design and implementation;

                    3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

                    4.        actuarial services;

                    5.        internal audit outsourcing services;

                    6.        management functions or human resources;

                    7. broker or dealer, investment adviser, or investment banking services;

                    8. legal services and expert services unrelated to the audit; and

                    9. any other services that the Public Company Accounting Oversight Board determines are impermissible.

                    D.        Other Definitions


          "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

          "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

          "Internal control over financial reporting" is a process designed by, or under the supervision of, the Trust's principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust's Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

                    1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

                    2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

                    3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust's assets that could have a material effect on the financial statements.

          The report to be prepared by the Audit committee to be included in the annual proxy statement is governed by Item 407(d)(3)(i) of Regulation S-K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 114, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

Logo: Claymore(SM)
                        PROXY CARD FOR
                        TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JULY 19, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON
The annual meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, July 19, 2009 at 12:00 P.M., noon, Central Time (the "Annual Meeting"). The undersigned hereby appoints each of Elizabeth H. Hudson and Kevin M. Robinson, or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 1 THE PROXIES SHALL VOTE FOR EACH TRUSTEE. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 2 THE PROXIES SHALL VOTE AGAINST THAT PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line TOLL-FREE AT 1-800-399-1581. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 19, 2010


--------------------------------------------------------------------------------


THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/TYW.PDF


        PLEASE FOLD HERE AND RETURN THE ENTIRE PROXY CARD - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE: To cast your vote by phone with a proxy voting representative, call toll-free 1-800-399-1581 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

The option below is available 24 hours a day / 7 days a week.

INTERNET: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).




--------------------------------------------------------------------------------
Shareholder sign here                           Date




--------------------------------------------------------------------------------
Joint owner sign here                           Date

      IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S
                               VOTE IS IMPORTANT.



TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                                               ---------------------------------

                                               ---------------------------------
                                                         CONTROL NUMBER


Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 1 THE PROXIES SHALL VOTE FOR EACH TRUSTEE. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 2 THE PROXIES SHALL VOTE AGAINST THAT PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

--------------------------------------------------------------------------------

        PLEASE FOLD HERE AND RETURN THE ENTIRE PROXY CARD - DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  [X]

                                                                       WITHHOLD
                                                 FOR                   AUTHORITY
1(a) To elect one Trustee as a Class III
Trustee by holders of Common Shares and
Preferred Shares voting together as a single class, to serve until the Fund's 2013 annual meeting of shareholders or until a successor shall have been elected and qualified.

(01) Steven D. Cosler                            [ ]                      [ ]


                                                 FOR       AGAINST       ABSTAIN
2 To act on a shareholder proposal regarding     [ ]         [ ]          [ ]
annual terms for directors, if properly
presented at the meeting.

Logo: Claymore(SM)

                        PROXY CARD FOR
                        TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JULY 19, 2010 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

PREFERRED
The annual meeting of shareholders of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, July 19, 2009 at 12:00 P.M., noon, Central Time (the "Annual Meeting"). The undersigned hereby appoints each of Elizabeth H. Hudson and Kevin M. Robinson, or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 1 THE PROXIES SHALL VOTE FOR EACH TRUSTEE. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 2 THE PROXIES SHALL VOTE AGAINST THAT PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line TOLL-FREE AT 1-800-399-1581. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 19, 2010

--------------------------------------------------------------------------------

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/TYW.PDF

        PLEASE FOLD HERE AND RETURN THE ENTIRE PROXY CARD - DO NOT DETACH

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!


PHONE: To cast your vote by phone with a proxy voting representative, call toll-free 1-800-399-1581 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

The option below is available 24 hours a day / 7 days a week.


INTERNET: To vote via the Internet, go to WWW.PROXYONLINE.COM and enter the control number found on the reverse side of this proxy card.


NOTE: Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).


--------------------------------------------------------------------------------
Shareholder sign here                           Date




--------------------------------------------------------------------------------
Joint owner sign here                           Date

      IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S
                               VOTE IS IMPORTANT.



TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                                               ---------------------------------

                                               ---------------------------------
                                                         CONTROL NUMBER


Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated.


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 1 THE PROXIES SHALL VOTE FOR EACH TRUSTEE. IF NO DIRECTION IS INDICATED AS TO PROPOSAL 2 THE PROXIES SHALL VOTE AGAINST THAT PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


--------------------------------------------------------------------------------


       PLEASE FOLD HERE AND RETURN THE ENTIRE PROXY BALLOT - DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

                                                                       WITHHOLD
                                                 FOR                   AUTHORITY
1(a) To elect one Trustee as a Class III
Trustee by holders of Common Shares and
Preferred Shares voting together as a single class, to serve until the Fund's 2013 annual meeting of shareholders or until a successor shall have been elected and qualified.

(01)     Steven D. Cosler                        [ ]                      [ ]

                                                                       WITHHOLD
                                                 FOR                   AUTHORITY

1(b) To elect one Trustee as a Class III
Trustee by holders of Preferred Shares
voting as a separate class, to serve until the Fund's 2013 annual meeting of shareholders or until a successor shall have been elected and qualified.

(02)     Ronald E. Toupin, Jr.                   [ ]                      [ ]


                                                 FOR       AGAINST       ABSTAIN

2 To act on a shareholder proposal regarding     [ ]         [ ]          [ ]
annual terms for directors, if properly
presented at the meeting.